
305

THEJONESGROUP

acquires

KURT GEIGER

June 2, 2011

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Creating One of the World's Most Powerful Portfolios of Fashion Footwear



- Enhances Jones' distribution and presence internationally, creating a strong foothold in Europe
- Creates new opportunities to optimize the portfolio
- Extends Jones' reach into luxury
- Opens U.S. market to Kurt Geiger's brands
- Brings together best-in-class design and merchant talent
- Financially compelling





Enhancing Global Scope and Creating Opportunities for Growth

Premier Portfolio of Leading Brands

- Jones and Kurt Geiger have recognizable brands with loyal consumer base
- Brands and retail locations are a destination for our target consumer of premier footwear

STUART WEITZMAN

AK ANNE KLEIN

NINE WEST

BOUTIQUE 9

easy spirit

BANDOLINO

ENZO ANGIOLINI

CIRCA JOAN & DAVID

KURT GEIGER LONDON

CARVELA KURT GEIGER

KG ★ KURT GEIGER

Miss KG

fashionistas KURT GEIGER


NINE WEST


STUART WEITZMAN


KURT GEIGER

Kurt Geiger Corporate Story

1963 - Opened first store on Bond Street, London

1975 - Introduced to House of Fraser

1977 - Introduced to Harrods

1978 - Merged with Carvela

1991 - Introduced to Selfridges

1995 - Launched the men's collection

1997 - Launched diffusion line KG

2001 - Launched new store concept with the first boutique in London's South Molton Street

2005 - MBO supported by Barclays Private Equity

2006 - Opened first international operation in Le Printemps, Paris

2006 - Opened new flagship store on Regent Street in the heart of London's West End

2006 - Launched online store: www.kurtgeiger.com

2007 - Opened in La Rinascente in Milan

2008 - Graphite Capital backs buy-out from Barclays Private Equity

2008 - Opened first store in Dubai in partnership with Landmark

2010 - Launched concept stores in Liverpool, London's Covent Garden and Nottinghill

2010 - Launched in Russia and Turkey

Kurt Geiger Business Overview

- Europe's largest luxury shoe retailer
- Operates 156 concessions (i.e. Harrods, Selfridges, House of Fraser)
- 49 company-operated retail locations
- Typical price range: $140-500+ (Avg. $300-350 per pair)

FY2011 Revenue Breakdown



Sales By Collection
Men's Own Brand 3%
Men's External Brand 18%
Ladies' Own Brand 35%
Ladies' External Brand 44%

Strong Portfolio of Premium Brands

Owned Brands	Licensed Brands	External Brands
KURT GEIGER LONDON	FRENCH CONNECTION	Over 200 of the world's luxury brands
CARVELA KURT GEIGER	LIPSY LONDON	
KG★KURT GEIGER	NINE WEST	

Kurt Geiger Business Overview & Growth Strategy

A unique multi-channel, multi-branded, fully integrated model

distribution



UK & International Department Stores
Kurt Geiger owned brands
Kurt Geiger solus stores
Third party brands
Wholesale and Franchise
Licensed Brands

brands

Growth Strategy:

- International growth across Europe with major department store groups
- Kurt Geiger store expansion from 49 to 70
- Ecommerce growth – global launch in September
- Further development of wholesale strategy for brands
- To continue to develop and invest with our luxury department store partners

Kurt Geiger's Multi-Channel Distribution: Department Stores


Harrods Women's


Harrods Men's


Selfridges

Kurt Geiger's Multi-Channel Distribution: Company-Operated


Covent Garden


Portobello Road

Transaction Highlights

Terms

- ~$350 million (£215 million) purchase price, inclusive of debt acquired
- All cash consideration
- Transaction successfully closed

Financial Impact

- Immediately accretive to earnings per share, exclusive of any required purchase accounting adjustments
- Financed with cash on hand

Management

- Senior Kurt Geiger management and team joining Jones, including:
  - ✓ Neil Clifford, CEO
  - ✓ Rebecca Farrar Hockley, Buying and Creative Director
  - ✓ Dale Christilaw, Finance Director

Expanding Our International Presence: Net Revenues


Projected 2011
12%
88%
Pro Forma Projected 2011*
19%
81%
Domestic
International

*Including Kurt Geiger for the full year

Full Year Distribution Channels: Net Revenues

Projected 2011


Upscale Department Stores 8%
Department Stores 40%
Discounters 10%
Mass Markets 10%
Mid-tier Chains 13%
E-Com 2%
Company Operated Retail 17%

Pro Forma Projected 2011*


Upscale Department Stores 13%
Department Stores 37%
Discounters 9%
Mass Markets 9%
Mid-tier Chains 12%
E-Com 3%
Company Operated Retail 17%

*Pro forma including Kurt Geiger for the full year

Cross-Leveraging Deep Retail Network


United Kingdom
Ireland
France
Italy
Russia
United States
Turkey
United Arab Emirates
Bahrain
Qatar
Kuwait

Kurt Geiger Embodies Acquisition Strategy


Kurt Geiger
Strategic Fit
Lifestyle Brand Potential
Creative Talent
Channel Presence
Financial Results
Growth Profile

The Jones Group Framework for Growth

optimize existing brands	launch and acquire new brands	optimize existing labels
STRATEGY	STRATEGY	STRATEGY
better manage most valuable existing brands to grow them to full marketplace potential	discover and transform creative talent into high-demand global branded businesses	leverage best-in-class product expertise to meet retailer requests and unmet consumer needs

Strategic Acquisitions & Partnerships Driving Framework for Growth

- Jones is focused on **lifestyle brand potential**, **exceptional talent**, **strong financial results** and **proven brands** that have the potential for growth
- Kurt Geiger represents another ideal opportunity to leverage Jones' operational infrastructure and history of helping brands achieve their full potential
- Recently executed transactions:
  - Collaborated with Brian Atwood to create **B Brian Atwood**
  - Partnered with Camuto Group to develop **Jessica Simpson** jeanswear and sportswear
  - Acquired **Stuart Weitzman**
  - Acquired **Robert Rodriguez**
  - Acquired 50% equity stake in **Rachel Roy**; launched Rachel Rachel Roy diffusion line
  - Acquired 25% ownership stake in **GRI**, licensee partner in Asia

Kurt Geiger Is Consistent With Jones' Acquisition Strategy